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                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549

                                FORM 8-K
                              CURRENT FORM

                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 8, 1994

                     ROCHESTER TELEPHONE CORPORATION
         (Exact name of registrant as specified in its charter)

      New York                 1-4166           16-0613330
(State or other jurisdiction  (Commission      (IRS Employer
 of incorporation)             File Number)   Identification No.)

         180 South Clinton Avenue, Rochester, New York    14646
         (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code (716)777-1000

                 100 Midtown Plaza, Rochester, New York
            (Previous address of principal executive offices)

Item 5  Other Events

The Registrant announced that it has completed the formation of previously announced joint venture with NYNEX Mobile
Communications to operate a cellular network in upstate New York.
This filing consists of the press release related to that announcement.

As permitted by General Instruction F to Form 8-K, the Registrant incorporates by reference the information contained in that press release which is filed as an Exhibit to this Report on Form 8-K.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ROCHESTER TELEPHONE CORPORATION

Dated:    July 13, 1994       By:  /s/ Josephine S. Trubek
                                   --------------------------
                                   Josephine S. Trubek
                                   Corporate Secretary
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                               EXHIBIT INDEX


Exhibit Number        Description
- - --------------        -----------

      99              Press Release dated     Filed herewith
                      July 8, 1994 regarding
                      completion of a joint
                      venture to operate a
                      cellular network in
                      upstate New York